                                                                    Exhibit 10.5

                AMENDED & RESTATED ACCOUNTS RECEIVABLE FINANCING
                                       AND
                                ESCROW AGREEMENT

     This AMENDED & RESTATED ACCOUNTS RECEIVABLE FINANCING AND ESCROW AGREEMENT,
dated as of July 31, 2005 (the "AGREEMENT"), is made by and among Eastech
Electronics (Taiwan) Inc., a Taiwanese corporation (the "MANUFACTURER"),
Handheld Entertainment, Inc., a California corporation (the "COMPANY"), and
Niesar Curls Bartling LLP, a California limited liability partnership law firm
(formerly known as Niesar & Diamond LLP, the "ESCROW AGENT").

     WHEREAS, the parties hereto have previously entered into that certain
Accounts Receivable Financing and Escrow Agreement dated as of April 28, 2004
(the "Existing Escrow Agreement") in order to, among other things, provide that an escrow account be established, into which substantially all proceeds arising out of the Company's sales or other dispositions of ZVUE! players Ver. 1.1 (such players, the "Basic Players") were and continue to be deposited, and from which the Manufacturer shall be remitted funds directly;

     WHEREAS, the parties hereto have agreed to expand their relationship to cover ZVUE! Ver. 1.2 and ZVUE! Ver. 2.0 video players (collectively, the
"Enhanced Players" and, collectively with the Basic Players, the "Players") and desire to amend and restate the terms and conditions of the Existing Escrow
Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed as follows:

     1. Appointment of Escrow Agent. The Manufacturer and the Company hereby designate and appoint the Escrow Agent as escrow agent to act in accordance with the terms of this Agreement, and the Escrow Agent agrees to act as such escrow agent on the terms, conditions and provisions provided in this Agreement.

     2. Deposits to Escrow Account. Upon execution of this Agreement, the
Company shall instruct all persons or entities purchasing, leasing or otherwise acquiring Players from the Company to make payment for such players to the account established pursuant to this Agreement (the "ESCROW ACCOUNT"); provided however, that the Company shall not be obligated to instruct persons or entities
(other than letter of credit banks) owing less than U.S. $1,500 in the aggregate to make such payments to the Escrow Account. All of such funds, whenever deposited, together with interest, if any, accrued thereon, shall be hereinafter referred to as the "ESCROW FUNDS." The Escrow Agent shall hold and dispose of the Escrow Funds in accordance with the terms and conditions of this Agreement.

3.    Payments From Escrow Funds.

          (a) The Escrow Agent shall hold the Escrow Funds in accordance with this Agreement and shall make payments from the Escrow Funds only as provided by this Section 3.

          (b) Following receipt of funds deposited in the Escrow Account by customers of the Company and the clearing of such funds in accordance with the normal business practices for clearing checks by the bank maintaining the Escrow
Account (checks are considered cleared after seven (7) business days), the
Escrow Agent shall, as soon as practicable, but in no event more than two business days after the clearing of such funds:

             (i) with respect to any funds relating to the sale or other disposition of Basic Players, subject to clause (iii) below, transfer seventy percent (70%) of such Escrow Funds to the
             Manufacturer, and thirty percent (30%) to the Company, using such transfer procedures as have been provided to the Escrow Agent,

             (ii) with respect to any funds relating to the sale or other disposition of Enhanced Players, transfer one hundred percent
             (100%) of the Manufacturer's Selling Price (as defined below) of the Enhanced Players to the Manufacturer, with any funds in excess of such amount being transferred to the Company, using such transfer procedures as have been provided to the Escrow Agent, and

             (iii) if at any time the Manufacturer shall notify the Escrow Agent that Company has failed to deliver to Manufacturer an updated list of receivables as required by Section 5 of the Security Agreement
             (as defined below) then until such time as the Manufacturer shall notify the Escrow Agent that the Company has complied with such obligation one hundred percent (100%) of available Escrow Funds relating to the Basic Players shall be transferred to the
             Manufacturer using such transfer procedures as have been provided to the Escrow Agent, and

             (iv) in the event the transfers to Manufacturer required by (i),
             (ii) or (iii) above would exceed the then outstanding balance of all indebtedness of the Company to Manufacturer ("Outstanding
             Balance"), transfer to Manufacturer the full Outstanding Balance, and transfer to the Company the then remaining Escrow Funds.

     As used herein, "Manufacturer's Selling Price" shall mean with respect to each Enhanced Player the price specified, per unit, in the Manufacturer's invoice relating to the Enhanced Players to which the specific payment received by the Escrow Agent relates; provided, however that in the event the Escrow
Agent does not have sufficient information to determine to which invoice the payment relates, the Escrow Agent shall apply such payments to invoices for
Enhanced Players on a first in first out basis. As required by Section 5 of the
Security Agreement, the Company shall provide the Manufacturer and the Escrow
Agent a bi-weekly updated report of all receivables outstanding in excess of
$1,500 in respect of Basic Players and Enhanced Players and a report of all unsold inventory and monthly financial statements. In

addition, each the Company and the Manufacturer shall provide the Escrow Agent and the other party hereto with any information reasonably requested by the
Escrow Agent or the other party hereto necessary to assist the Escrow Agent in determining (1) the Manufacturer's Selling Price for any Enhanced Player and/or
(2) to which Players any payment relates.

          (c) Escrow Agent shall not transfer to the Manufacturer less than the amount of funds specified in Section (b) above unless it shall have received confirmation from Manufacturer of the then Outstanding Balance and such
Outstanding Balance shall be less than the amount then required to the transferred pursuant to Subsection (b), in which case the Escrow Agent shall transfer to the Manufacturer the Outstanding Balance. In the event that Escrow
Agent shall have insufficient information to determine whether funds deposited in the Escrow Account relate to Basic Players or Enhanced Players, such funds shall be treated as relating to Enhanced Players.

          (d) Funds shall be transferred to the accounts designated by the
Manufacturer and the Company on Exhibit A hereto. Such accounts may be changed by each of the Manufacturer and the Company by notice to the Escrow Agent as provided in Section 16 herein; provided that the Escrow Agent may require the party issuing such notice to agree to appropriate security procedures to verify that the instructions contained in such notice are those of such issuing party.

          (e) Notwithstanding the foregoing, in order to minimize expenses
Escrow Agent shall not be required to automatically wire funds to the
Manufacturer if the aggregate amount of such funds is less than $10,000;
provided, however the Manufacturer may at any time by notice to the Escrow Agent require the wiring of amounts less than $10,000.

     4.   Escrow Account. The Escrow Agent shall establish the Escrow Account as an Attorney Trust Account with such bank with offices in San Francisco,
California, as it shall deem appropriate. Gerald V. Niesar shall be the only signatory on the Escrow Account. The Escrow Agent shall provide each of the
Manufacturer and the Company with complete information concerning the Escrow
Account, including a telephone access code allowing each to determine the balance of the Escrow Account on any banking day.

     5.   Additional Security. The Company has agreed to provide the
Manufacturer additional security for the repayment of the Outstanding Balance that may be due from time to time, by an Amended & Restated Security Agreement dated as of the date hereof (the "Amended & Restated Security Agreement"), perfected by one or more UCC filings, whereby Manufacturer will have a security interest in all of the personal property of the Company, including, without limitation, the Players, all accounts receivable whether resulting from sales or other dispositions of Players or any other transaction and whether or not payment of any such account receivable is required to be made to the Escrow
Account, all intellectual property of the Company and without limiting the foregoing, all rights to payment for any Players sold, leased or otherwise disposed of by the Borrower (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise), all evidences of such indebtedness, and all guarantees, letters of credit and security interests guaranteeing, supporting or securing any of the foregoing and all proceeds thereof.

     6.   Customer Approval for Enhanced Players.

          (a) Subject to paragraph (b) of this Section 6, Company shall not sell or otherwise dispose of any Enhanced Players to any customer or other person or entity (collectively, each a "Customer") unless Manufacturer shall have approved of such Customer in writing (each such customer for whom Manufacturer shall have given written approval, an "Approved Customer"). Company shall use its reasonable efforts to provide Manufacturer with such financial and other information as Manufacturer shall request to enable it to evaluate Customer. As a condition for its approval, Manufacturer may impose limits on the number or dollar amount of Enhanced Players that may be sold to any Customer. Manufacturer may withdraw its approval of any Customer and in such event Company shall fulfill any legally binding orders previously approved but shall not accept or fulfill new orders with respect to such Customer.

          (b) Notwithstanding paragraph (a) of this Section 6, Company may also sell Enhanced Players to any Customer, whether or not such Customer is an
Approved Customer, so long (i) as the number of Enhanced Players sold to any
Customer and affiliates of the Customer in any 30 day period shall not exceed
200 Enhanced Players and (ii) at the time of any such sale such Customer is not delinquent in its payment obligations to Company. In addition, Company may also sell an unlimited number of Enhanced Players to any Customer, whether or not such Customer is an Approved Customer, so long as (i) the full amount of such
Customer's payment obligations is backed an irrevocable letter of credit from a reputable financial institution and (ii) (A) such letter of credit names Escrow
Agent as a original beneficiary thereof, (B) such letter of credit is transferred to the Escrow Agent such that the Escrow Agent is the transferee beneficiary, (C) a back to back letter of credit has been issued in respect thereof in the full amount of such letter of credit or (D) the Company has irrevocably assigned all proceeds of the letter of credit to the Escrow Agent and the issuer of the letter of credit has consented to such assignment in writing.

     7.   Right of Sale. The Company hereby grants the Manufacturer the right
(but not the obligation) to sell any Players that have remained unsold for more than sixty (60) calendar days after the date that the manufacture of such goods has been completed provided that such Players are in the possession or control of Manufacturer. Manufacturer shall have the right (but not the obligation) to cancel any sale of such Players to the Company and Manufacturer shall be free to sell such Players for its own account. For avoidance of doubt, such right of sale shall not apply to Players that are in the possession and control of the
Company.

     8.   Termination.

          (a) This Agreement shall terminate on the date on which the Escrow
Agent shall have been notified in writing by Manufacturer and the Company that this Agreement shall be terminated.

          (b) Upon termination of this Agreement as set forth in this Section 7, the Escrow Agent shall be discharged from all further obligations or responsibilities hereunder

except for the proper transfer of any remaining Escrow Funds in accordance with the provisions of Section 3.

     9.   Duties of Escrow Agent. The instructions of the parties set forth herein are irrevocable, and the Escrow Agent shall act only in accordance with such instructions and in any amendment or amendments executed by all parties hereto and not in accordance with any contrary instructions from any third person, or from fewer than all of the parties hereto, except as specifically provided in Section 3(c) hereof. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement, and the
Escrow Agent shall not be liable except for the performance of its duties and obligations as are specifically set forth herein.

          The Escrow Agent shall provide to the Company and the Manufacturer monthly statements reflecting all deposits to and distributions from the Escrow
Account. The Escrow Agent shall accept as valid only those instructions signed by the respective party's Authorized Representative, as specified in Exhibit B, or in the then effective revision to Exhibit B which has been provided to the
Escrow Agent in a Notice given as specified in Section 16.

     10.  Liability of Escrow Agent. In order to induce the Escrow Agent to act as escrow agent hereunder, the parties hereto agree that:

          (a) the Escrow Agent shall not in any way be bound or affected by any amendment or modification of this Agreement, unless the same shall have been agreed to in writing by the Escrow Agent;

          (b) the Escrow Agent shall not be under any duty to give the property held hereunder any greater degree of care than it gives its own similar property;

          (c) the Escrow Agent may act in reliance upon and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon, any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by the Escrow Agent to be genuine and to have been presented or signed by the proper party or parties;

          (d) the Escrow Agent shall not at any time be under any duty or responsibility to make a determination of any facts contained in any certificate delivered pursuant hereto or to make any independent verification of the statements or signatures in such certificate or amounts delivered thereby. The
Escrow Agent shall not be responsible for any failure by the Manufacturer or the
Company to comply with any of their respective covenants contained in this
Agreement or any other agreement and the Escrow Agent shall not be responsible or chargeable with knowledge of the terms of any other agreements among the other parties;

          (e) the Escrow Agent shall be under no duty or obligation to take any legal action in connection with this Agreement or to enforce, through the institution of legal proceedings or otherwise, any of its rights as Escrow Agent hereunder or any rights of any other party hereto pursuant to this Escrow
Agreement or any other agreement, nor shall it be required

to defend any action or legal proceeding which, in its opinion, would or might involve the Escrow Agent in any cost, expense, loss or liability;

          (f) notwithstanding anything to the contrary contained herein, if the
Escrow Agent shall be uncertain as to its duties or rights hereunder, shall receive any notice, advice, direction, or other document from any other party with respect to this Agreement which, in its opinion, is in conflict with any of the provisions of this Agreement, or should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of or to the
Escrow Funds or any part thereof (or as to the delivery, non-delivery, or content of any notice, advice, direction or other document), the Escrow Agent shall be entitled (but not obligated), without liability to anyone, to refrain from taking any action other than to use its best efforts to keep safely the
Escrow Funds until the Escrow Agent shall be directed otherwise in writing by the other parties hereto or by an order, decree or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal, but the Escrow Agent shall be under no duty to institute or to defend any proceeding, although it may institute or defend such proceedings;

          (g) The Manufacturer and the Company hereby authorize the Escrow
Agent, if the Escrow Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Funds with the clerk of that court; and

          (h) This Agreement sets forth exclusively the duties of the Escrow
Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

     11.  Indemnification.

          (a) The Company covenants and agrees to indemnify and hold harmless the Escrow Agent against any costs or expenses (including attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to this Agreement, and in the event of any such claim, action, suit, proceeding or investigation: (i) the Company shall pay the reasonable fees and expenses of counsel selected by the Escrow
Agent, promptly as statements therefor are received; and (ii) the Company will cooperate in the defense of any such matter; except that the Company shall not have any obligation to indemnify the Escrow Agent against any cost, expense, judgment, fine, loss, claim, damage, liability or settlement amount arising out of or pertaining to this Agreement arising from the Escrow Agent's own gross negligence or willful misconduct. The obligations of the Company under this paragraph shall survive: (x) the delivery of the Escrow Funds pursuant to this
Agreement; (y) the termination of this Agreement; and (z) the resignation or removal of the Escrow Agent.

          (b) The Manufacturer and the Company jointly and severally agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of Escrow Funds or any portion thereof under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest,

penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. The Manufacturer and the Company undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. The
Manufacturer and the Company, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees), interest and penalties.

     12.  Resignation. The Escrow Agent may at any time resign as Escrow Agent by mailing written notice to the Manufacturer and the Company of such intention on its part, specifying the date on which its desired resignation is intended to become effective. Upon receiving such notice of resignation, the Manufacturer and the Company shall promptly appoint a successor escrow agent by written instrument signed on behalf of the Manufacturer and the Company, one copy of which shall be delivered to each of the resigning Escrow Agent and the successor escrow agent. If the Manufacturer and the Company shall fail to make such appointment within a period of 30 days after they have been notified in writing of such resignation by the resigning Escrow Agent, then the resigning Escrow
Agent may apply to any court of competent jurisdiction in the State of
California for the appointment of a successor escrow agent. Such resignation shall become effective upon the acceptance of the appointment by the successor escrow agent as provided in this Section 12. Upon resignation, the Escrow Agent shall be entitled to payment by the Company of any amounts then due it hereunder. Any successor escrow agent shall have all the rights, obligations and immunities of the Escrow Agent set forth herein.

     13.  Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as set forth in Section 12, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

     14.  Banking Days. If any date on which the Escrow Agent is required to make a distribution pursuant to the provisions hereof is not a banking day, then the Escrow Agent shall make such distribution on the next succeeding banking day.

     15.  Escrow Costs and Legal Fees. The fees, costs and expenses incurred by the Escrow Agent hereunder shall be borne by the Company. The Escrow Agent has agreed to charge for its services hereunder only the normal fees for services and expense reimbursement charges that it actually incurs in discharging its duties hereunder, according to the existing Contract for Legal Services between the Company and the Escrow Agent. The Company hereby agrees to promptly reimburse all legal fees and expenses incurred by the Manufacturer in connection with the negotiation, execution and delivery of this Agreement and the Amended & Restated Security Agreement.

     16.  Notices. All notices and other communications pursuant to or in connection with this Agreement shall be in writing and shall be deemed to have been given and received when actually hand delivered, one business day after dispatch by telegraphic means (including facsimile transmission), two business days after dispatch by recognized overnight delivery service, or seven days after mailing by certified or registered mail with proper postage affixed and return receipt requested, in each case to the address of the party set forth on the signature page below (or to any changed address provided by any party to the other parties by notice given as provided herein).

     17.  Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of each of the parties hereto.

     18.  Governing Law. This Agreement shall be governed by the laws of the
State of California (regardless of conflicts of law principles) as to all matters.

     19.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     20.  Interpretation. The section headings contained in this Agreement are solely for the purpose of reference, are not part of this Agreement and shall not in any way effect the meaning or interpretation of this Agreement.

     21.  Entire Agreement. This Agreement, including the exhibit and schedule attached hereto, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein.

     22.  Law Firm Relationship. Escrow Agent is general counsel to the Company.
To the extent any action, or failure to act, that may be required of Escrow
Agent by the terms of this Agreement should in any way conflict with any duty owed, or claimed by the Company to be owed, to the Company, the Company hereby instructs Escrow Agent to perform its duties as it determines are required by the terms of this Agreement, and the Company hereby waives any right it may otherwise have to assert that such action, or failure to act, by Escrow Agent violates Escrow Agent's duties, fiduciary or otherwise, to the Company. By execution of this Agreement, Manufacturer acknowledges that Escrow Agent is the
Attorney for the Company, and that it has no duties to Manufacturer except those specifically set forth in this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date first written above.

COMPANY:                                     MANUFACTURER:
HANDHELD ENTERTAINMENT, INC.                 EASTECH ELECTRONICS (TAIWAN) INC.

/s/Jeff Oscodar
---------------------------------            /s/Tim Liou
Signature                                    ----------------------------------
Name:  Jeff Oscodar                          Signature
Title: President &                           Name: Tim Liou
       Chief Executive Officer                     --------------------------
                                             Title:
90 New Montgomery St., 9th Floor                   --------------------------
San Francisco, CA 94105                      13 FL, No. 99, SEC. 1, Nankan Road,
Phone: (415) 495-6470                           Luchu shiang
Fax:  (415) 882-5400                         Taoyuan Hsien, Taiwan, R.O.C.
                                             Phone:  886-3-3116686
                                             Fax:  886-3-3119191

ESCROW AGENT:
NIESAR CURLS BARTLING LLP

BY:/s/Gerald V. Niesar
   --------------------------------------
Gerald V. Niesar, a Partner

90 New Montgomery St., 9th Floor
San Francisco, CA 94105
Phone: (415) 882-5300
Fax:  (415) 882-5400